INDEMNIFICATION AND TRANSACTION FEE AGREEMENT
                -------------------------------------------------

     This Indemnification and Transaction Fee Agreement ("Agreement") is made this __ day of June, 2003, by and among Taurus Entertainment Companies, Inc., a Colorado corporation ("Taurus"), and Rick's Cabaret International, Inc., a Texas corporation ("Rick's").

                                R E C I T A L S:

     WHEREAS, Taurus and Bluestar Physical Therapy, Inc., a Texas corporation ("Bluestar") have entered into that certain Stock Exchange Agreement dated June __, 2003 (the "Stock Exchange Agreement"), whereby Bluestar became a wholly-owned subsidiary of Taurus; and

     WHEREAS, Taurus and Rick's have entered into that certain Asset Purchase Agreement simultaneously herewith (the "Asset Purchase Agreement"), whereby Rick's will purchase certain assets of Taurus and 100% of the capital stock (or similar classification of securities) of certain of Taurus's subsidiaries; and

     WHEREAS, Taurus requires as part of the Asset Purchase Agreement with Rick's for Rick's to indemnify Taurus for liabilities assumed by Rick's pursuant to the Asset Purchase Agreement which expressly relate to the Purchased Assets that exist and the liabilities related to the Purchased Assets that exist or may arise in the future (the "Indemnification"); and

     WHEREAS, Rick's requires compensation from Taurus for providing the Indemnification; and Rick's requires compensation from Taurus to compensate Rick's for the time and effort expended to assist in the consummation of the aforesaid transaction (the "Indemnification and Transaction Fee"); and

     WHEREAS, Rick's, Taurus and Bluestar will have an opportunity to benefit from the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                               INDEMNIFICATION FEE

     Taurus shall pay an Indemnification and Transaction Fee of $270,000.00 to Rick's payable in three installments at no interest, as follows: (i) $140,000 in cash due at Closing, (ii) $60,000 in cash due no later than July 15, 2003, and
(iii)  $70,000  in cash due no later than August 15, 2003. Installments (ii) and
(iii) shall be evidenced by a promissory note in a form acceptable to Rick's and shall be guaranteed by Alfred Oglesby, individually, in a form acceptable to Rick's.


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                                   ARTICLE II
                                 INDEMNIFICATION

     2.1     Indemnification from Rick's.  Rick's agrees to and shall indemnify,
             ---------------------------
defend (with legal counsel reasonably acceptable to Taurus) and hold Taurus, its officers, directors, shareholders, employees, agents, affiliates and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Taurus, from (a) any misrepresentation by, or breach of any covenant or warranty of, Rick's contained in this Agreement or any exhibit or schedule, certificate, or other agreement or instrument furnished or to be furnished by Rick's hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), that if true, would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Rick's under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Taurus hereunder; and, (c) the Assumed Liabilities (as defined in the Asset Purchase Agreement) which are the liabilities assumed by Rick's pursuant to the Asset Purchase Agreement which expressly relate only to the Purchased Assets and the liabilities related to the Purchased Assets that exist or may arise in the future.

     2.2     Defense  of  Claims.  If any lawsuit or enforcement action is filed
             -------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to Rick's as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     2.3     Default  of  Indemnification  Obligation.  If  Rick's shall fail to
             ----------------------------------------
assume its obligation as set forth above in Section 2.2, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the


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obligation,  to  assume  and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to Rick's, who had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of Rick's.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                    OF TAURUS

     Taurus  represents  and  warrants  to  Rick's  as  follows:

     3.1     Organization and Capitalization of Taurus.  Taurus is a corporation
             -----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Colorado, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement.

     3.2     Authorization  of  Agreement.  Taurus  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Taurus of this Agreement and the performance by Taurus of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Taurus. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Taurus in connection herewith constitute the valid and legally binding obligations of Taurus enforceable against it, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     3.3     Disclosure.  No  representation  or warranty of Taurus contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                    OF RICK'S


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     Rick's  hereby  represents  and warrants to Taurus and Bluestar as follows:

     4.1     Organization and Capitalization of Rick's.  Rick's is a corporation
             -----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement.

     4.2     Authorization  of  Agreement.  Rick's  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Rick's of this Agreement and the performance by Rick's of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Rick's. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Rick's in connection herewith constitute the valid and legally binding obligations of Rick's enforceable against it, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     4.3     Disclosure.  No  representation  or warranty of Rick's contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V
                              CONDITIONS TO CLOSING

     5.1     Conditions  to the Obligations of Taurus. The obligations of Taurus
             -----------------------------------------
to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Taurus for purposes of consummating such transaction.

          (a) Taurus shall have received a corporate resolution of Rick's that authorizes the execution, delivery and performance of this Agreement.

          (b) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to


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               restrain,  prevent  or  challenge  the  transactions contemplated hereby  or  seeking  judgments  against  Rick's.

     5.2     Conditions to the Obligations of Rick's.  The obligations of Rick's
             ---------------------------------------
to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Rick's for purposes of consummating such transaction.

          (a) Rick's shall have received a corporate resolutions of the Board of Directors of Taurus that authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party;

          (b) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Taurus or Bluestar.

                                   ARTICLE VI
                                  THE CLOSING

     6.1     Time  and  Place  of  Closing.  The  Closing  of  the  transactions
             -----------------------------
provided for in this Agreement ("Closing") shall be held at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, commencing at 1:00 p.m. Central Daylight Time on June __, 2003. The day on which the Closing occurs is referred to herein as the "Closing Date."

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.1     Notices.  All  communications  required  or  permitted  under  this
             -------
Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered or sent by electronic fax or overnight commercial courier or registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. All such notices and communications shall be deemed to have been received (i) on the date of delivery; (ii) conformed facsimile transmission; (iii) one day after delivery to an overnight commercial courier; or (iv) on the third business day after the mailing thereof. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made. Notices to the parties hereto shall be made at the addresses set forth below:


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          (a)  If  to  Taurus  to:

                         Taurus Entertainment Companies, Inc.
                         c/o Alfred Oglesby
                         19901 Southwest Freeway
                         Sugar Land, Texas 77479

          (b)  If  to  Rick's,  to:

                         Rick's Cabaret International, Inc.
                         505 North Belt, Suite 630
                         Houston, Texas 77060

     7.2     Assignment.  No  party  shall  assign  this  Agreement  without the
             ----------
written consent of the other party. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     7.3     Counterparts  and  Facsimiles.  This  Agreement  may be executed in
             -----------------------------
multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     7.4     Section Headings.  The section headings contained in this Agreement
             ----------------
are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     7.5     Entire  Agreement;  Amendment.  This Agreement, the documents to be
             -----------------------------
executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     7.6     Survival.  All  warranties and representations herein shall survive
             --------
the Closing and shall be true and correct as of the date hereof . The respective representations, warranties, covenants

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and  agreements  set  forth  in this Agreement shall survive the Closing for the maximum  period  allowed  by  law.

     7.7     Public  Announcements.  The  parties  hereto  agree  that  prior to
             ---------------------
making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and the parties shall exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law or by rule of a self-regulatory organization such as Nasdaq to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     7.8     Validity.  The  invalidity  or unenforceability of any provision of
             --------
this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     7.9     Waiver.  No  waiver  by any party of any default or non-performance
             ------
shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     7.10     Further  Assurances.  Each  party  covenants that at any time, and
              -------------------
from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     7.11     Exhibits  Not  Attached.  Any  exhibits not attached hereto on the
              -----------------------
date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     7.12     Expenses.  All  expenses  incurred  by  the  parties  hereto  in
              --------
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party that has incurred the same.

     7.13     Gender.  All  personal  pronouns  used  in  this  Agreement  shall
              ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     7.14     Choice of Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.


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     IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  or caused this
Agreement  to  be executed effective as of the day and year first above written.

                         TAURUS:

                         Taurus  Entertainment  Companies,  Inc.

                         By     /s/  Alfred  Oglesby
                                ------------------------------------
                                Alfred  Oglesby,  President



                         RICK'S:

                         Rick's  Cabaret  International,  Inc.

                         By     /s/  Eric  S.  Langan
                                ------------------------------------
                                Eric  S.  Langan,  President


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